Exhibit 10.14

Amendment No. 6 to

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This Amendment No. 6 to the Subcontract Agreement (hereinafter “Agreement”) between ALCATEL USA Marketing, Inc., (hereinafter “ALCATEL USA”) and Goodman Networks Inc. (hereinafter “Seller”) modifies the Agreement to the extent below.

1.	Replace Attachment 1 to Exhibit C with the attached Attachment 1 to Exhibit C.

2.	All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the last date below.

GNET		ALCATEL USA MARKETING, INC.
(SELLER)

By:	/s/ John A. Goodman	By:	/s/ Diane Taylor
Name:	John Goodman	Name:	Diane Taylor
Title:	COO	Title:	Sr. Manager Subcontractor Administration
Date:	09/20/2002	Date:	09/27/2002

Network Services Division – Subcontract Agreement

Amendment No. 6

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT I

to Exhibit C

1.	***** LABOR RATES ***** (includes all but travel related expenses)

Shift	Skill Level 1	Skill Level 2	Skill Level 3	Skill Level 4	Skill Level 4a
DAY	*****
OT
Sun/Hol
NIGHT
OT
Sun/Hol

2.	***** LABOR RATES ***** (includes all but travel related expenses)

Shift	Skill Level 1	Skill Level 2	Skill Level 3	Skill Level 4	Skill Level 4a
DAY	*****
OT
Sun/Hol
NIGHT
OT
Sun/Hol

*	Requirements for the above categories are defined in Attachment II to Exhibit C attached hereto.

3.	***** LABOR RATES *****

*****

4.	OTHER RATES (*****)

*****	(Skill Level 1 – 3)	(Skill Level 4 and 4a)

Network Services Division – Subcontract Agreement

Amendment No. 6

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.	OTHER RATES (***** Only)

*****	(Skill Level 1 – 3)	(Skill Level 4 and 4a)
	$55	$75

6.	RATE TERMS

a)	Standard Work Week:	40 hours X	50 hours	60 hours

b)	Standard Work Days:	Mon - Fri	Mon - Sat X	Mon - Sun

c)	In/Out Charge: *****

7.	Expenses

a)	Rental cars – *****

b)	Airfare – *****

Network Services Division – Subcontract Agreement

Amendment No. 6

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.